PROXY STATEMENT

                        MBLA FINANCIAL CORPORATION

                      ANNUAL MEETING OF STOCKHOLDERS

                             OCTOBER 29, 1996












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                        MBLA FINANCIAL CORPORATION
                              101 VINE STREET
                          MACON, MISSOURI  63552
                              (816) 385-2122

                              PROXY STATEMENT
                      ANNUAL MEETING OF STOCKHOLDERS
                             OCTOBER 29, 1996

                                  GENERAL

     This proxy statement is being furnished to stockholders of MBLA Financial Corporation ("MBLA" or the "Company") in connection with the solicitation by the Board of Directors of the Company (the "Board" or the "Board of Directors") of proxies to be used at the Annual Meeting of Stockholders (the "Meeting") to be held on October 29, 1996, at 4:30 p.m. Central Time, at the Company's offices at 101 Vine Street, Macon, Missouri 63552 and at any adjournments thereof. The 1996 Annual Report to Stockholders, including the consolidated financial statements for the fiscal year ended June 30, 1996 accompanies this proxy statement, which is first being mailed to stockholders of record on or about September 30, 1996.

     Regardless of the number of shares of common stock owned, it is important that a majority of the shares outstanding be represented in person or by proxy at the Meeting to ensure the presence of a quorum for the transaction of business. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of MBLA will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted FOR the specific proposals presented in this proxy statement.

     Other than the matters listed in the accompanying Notice of Annual Meeting of Stockholders, the Board of Directors knows of no matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holders the discretionary authority to vote the shares in accordance with their best judgement on such other business, if any, that may properly come before the Meeting or any adjournments thereof.


                      VOTING AND REVOCABILITY OF PROXIES

     A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your stockholder of record to vote in person at the Meeting.

     The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, Boatmen's Trust Co. will assist the Company in soliciting proxies for the Meeting and will be paid a fee of $1,200 plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone or telegraph by directors, officers, and regular employees of the Company and Macon Building and Loan Association, F.A. (the "Association"), without additional compensation therefor. The Company will also request persons, firms, and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.


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            VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The securities which may be voted at the Meeting consist of shares of common stock of the Company (the "Common Stock"), with each share entitling the holder thereof to one vote on each matter to be considered at the Meeting, except as described below. There is no cumulative voting for the election of directors.

     The close of business on September 20, 1996 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of, and to vote at, the Meeting and any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 1,359,811 shares.

     As provided in the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit to supply information to the Company to enable the Board to implement and apply the Limit.

     The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote at the meeting (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Meeting. In the event there are insufficient votes for a quorum or to approve or ratify any proposal at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors, the proxy card being provided by the Board of Directors enables a shareholder of record to vote "FOR" the election of the nominees proposed by the Board, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Bylaws, directors are elected by a plurality of votes cast without regard to either (i) broker non-votes or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld. The proposal for the ratification of Lockridge, Constant and Conrad as independent accountants for the Company for the fiscal year ending June 30, 1997 requires the affirmative vote of a majority of the votes cast on such proposal without regard to broker non-votes and abstentions.

     If a shareholder is a participant in the Association's Employee Stock Ownership Plan ("ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocates shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

     Proxies solicited hereby will be returned to the Board and will be tabulated by personnel appointed by the Board and Boatmen's Trust employees.

     The Securities Exchange Act of 1934 ("Exchange Act") requires that any person who acquires the beneficial ownership of more than 5% of the Common Stock of the Company notify the Securities and Exchange Commission ("SEC") and the Company. Based upon such reports provided to the Company, the following table sets forth, as of the Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock.


                                      2
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                                                             Percent
Name and Address of       Number of Shares and Nature        of Common Stock
 Beneficial Owner          of Beneficial Ownership           Outstanding
- -------------------       ---------------------------        -----------
Mary Kathryn Drake               156,250                        11.49%
2104 Dornoch
League City, Texas

John T. Neer                     105,485                         6.99%
403 North Wentz
Macon, Missouri



                  FILING OF BENEFICIAL OWNERSHIP REPORTS

     The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4, and 5 with the SEC disclosing changes in beneficial ownership of the Common Stock. Based on the Company's review of such ownership reports, no officer, director, or 10% beneficial owner of the Company failed to file such ownership reports on a timely basis for the fiscal year ending June 30, 1996. In addition, the Company is not aware of any additional 13D filings or filings of Forms 3, 4 or 5 by Mary Kathryn Drake.


                  PROPOSAL 1.   ELECTION OF DIRECTORS

     Pursuant to the Company's Bylaws, the number of directors of the Company is set at seven (7) unless otherwise designated by the Board. Each of the seven members of the Board of Directors of the Company also presently serves as a director of the Association and its wholly owned subsidiary, MBL Financial Services ("MBL"). Directors are elected for staggered terms of three years each, with a term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

     The three nominees for 3-year terms to expire in 1999 proposed for election at the Meeting are Messrs. Hutton, Gehringer and Neer. All nominees named are presently directors of the Company. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between such person and the Company.

     In the event that any such nominee is unable to serve or declines to serve for any reason, it is intended that proxies will be voted for the election of the balance of those nominees named and for such other persons as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. Unless authority to vote for the directors is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted FOR the election of all nominees proposed by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES NAMED IN THIS PROXY STATEMENT.



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
     The following table sets forth, as of the Record Date, the names of the nominees and continuing directors including their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each became a director, the year in which their term as director of the Company expires, and the amount of Common Stock and the percent thereof beneficially owned by each and all directors and executive officers as a group.

                                                                       Shares of
Name and Principal Occupation                            Expiration    Common Stock    Ownership
at Present and for the Past                  Director    of Term as    Beneficially    As a Percent
     Five Years                   Age (1)    Since(2)    Director      Owned(3)        of Class
- -----------------------------    --------    --------    ----------    ------------    ------------
Nominees
- --------
Charles L. Hutton                     78       1964         1996         44,525 (4)(5)     2.95
Chairman of the Board of the
Company and the Association

Truman L. Gehringer                   73       1966         1996         15,806 (6)        1.05
Former Vice President of the
Company and the Association

John T. Neer                          47       1985         1996        105,485 (7)        6.99
President and Chief Executive
Officer of the Company and the Association

Continuing Directors
- --------------------
Arnold L. Walter                      71       1978         1997         44,525 (4)(5)     2.95
Owner, Walter's Service Garage

Carl B. Barrows                       76       1973         1997         23,352 (4)(5)     1.55
Vice Chairman of the Board of
the Company and the Association

Robert M. Wilhite                     58       1973         1998         39,282 (4)(5)     2.60
Dentist

Richard C. Miller, Jr.                59       1974         1998         40,722 (4)(5)     2.70
Owner, Miller Rexall Drug Store

Stock Beneficial Ownership of all                                       428,926 (8)(9)10) 28.41
Directors and executive officers
as a group (11 persons) and unallocated
ESOP stock voted by the ESOP trustee
_______________________________________
 (1)   As of June 30, 1996.
 (2)   Includes years of service as a director of the Association.
 (3)   Each person or relative of such person whose shares are included herein, exercises sole (or shared with spouse, relative, or affiliate) voting or dispositive power as to the shares reported.
 (4)   Includes 9,833 shares subject to options at $10.00 per share that may be acquired by each outside director under the MBLA Financial Corporation 1993 Stock Option Plan for Outside Directors (the
       "Directors' Option Plan").
 (5)   Includes 1,173  shares awarded to each outside director under the Macon Building and Loan
       Association, F.A. Recognition and Retention Plan and Trust for Outside Directors ("DRP").
 (6)   Includes 2,346 shares with respect to Mr. Gehringer awarded under the DRP.  Includes options to purchase 9,833 shares at $14.625 awarded under the Directors' Option Plan.

                                   4
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(footnotes from previous page)
 (7) Includes 5,124 shares awarded under the Macon Building and Loan Association, F.A. Recognition and Retention Plan and Trust for Officers and Employees ("RRP"). Includes 60,375 shares with respect to which shares may be acquired through the exercise of stock options under the MBLA Financial Corporation 1993 Incentive Stock Option Plan "Incentive Option Plan").
 (8) Includes 58,998 shares subject to options under the Directors' Option Plan, 90,563 shares with respect to all current executive officers which may be acquired through the exercise of stock options granted under the Incentive Option Plan, and 16,080 shares awarded to directors and executive officers under the DRP and the RRP.
 (9) Mr. Hutton serves as trustee of the Employee Stock Ownership Plan ("ESOP") which holds 69,816 shares of common stock for the benefit of Association employees. Such stock will be allocated to ESOP participants as the ESOP debt is repaid over the next 4 year period.
       As of the Record Date, 22,256 shares have been allocated to ESOP participants for which such participants may direct the ESOP trustee as to voting. The remaining 47,560 unallocated shares, and allocated shares for which no timely voting direction is received by the ESOP Trustee, will be voted by the trustee in accordance with the instructions received on allocated shares, subject to the trustee's fiduciary duty under the Employee Retirement Income Security Act of 1974, as amended. Mr. Hutton disclaims beneficial ownership of all 69,816 shares held by the ESOP.
(10) Includes 47,560 shares unallocated for the ESOP which are voted by Mr. Hutton, who serves as trustee for the ESOP.

Nominations for Directors

  Only persons who are nominated in accordance with the procedures set forth in the Company's Bylaws shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Company may be made at a meeting of stockholders at which directors are to be elected only (i) by or at the direction of the Board of Directors (ii) by any stockholder of the Company entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in Section 6(c) of the Bylaws. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made by timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice shall be delivered or mailed to and received at the principal executive offices of the Company not less than ninety (90) days prior to the date of the meeting; provided, however, that in the event that less than one hundred (100) days notice or prior disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

  Such stockholder's notice shall set forth (i) as to each person whom such stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required pursuant to the Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (ii) as to the stockholder giving the notice, (x) the name and address, as they appear on the Company's books, of such stockholder and (y) the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder. At the request of the Board of Directors any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Company that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

  The officer of the Company or other person presiding at the meeting shall, if the facts so warrant, determine that a nomination was not made in accordance with the provisions of the Bylaws and, if such person shall so determine, such person shall so declare to the meeting and the defective nomination shall be disregarded.

Meetings of the Board and Committees of the Board

  The Board of Directors conducts its business through meetings of the Board and through activities of its committees. The Board of Directors meets as needed. During fiscal 1996, the Board of Directors of the Company held seven meetings. All of the directors of the Company attended at least 75% in the aggregate of the total number

                                       5
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of the Company's board meetings held and committee meetings on which such director served during fiscal 1996. The Board of Directors of the Company maintains committees, the nature and composition of which are described below.


  The Audit Committee of the Company consists of Lester Hutton, Ben Barrows, Richard Miller, Robert Wilhite and Clyde Smith. This committee meets quarterly and engages an independent audit firm, approves internal audit schedules, and reviews internal audit reports. The audit committee met four times in fiscal 1996.


  The Company's Nominating Committee for the 1996 Annual Meeting consists of Messrs. Wilhite, Miller, and Walter. The Committee considers and recommends the nominees for director to stand for election at the Company's Annual Meeting of stockholders. The Nominating Committee met one time in fiscal 1996.


  The Investment Committee consists of Directors Gehringer, Walter, Miller and Neer and Clyde Smith, the Chief Financial Officer and Vice President. The Committee reviews investment opportunities and new products for investment purposes and to manage cash flow needs, monitors changes in value of the investment portfolio, and reviews and adjusts lending rates. The Investment Committee met three times in fiscal 1996.


Directors' Compensation

  Directors' Fees. Directors of the Company do not receive any fees or retainer for serving on the Company's Board. All directors of the Association receive a fee of $600 for each meeting held. Members of the Association's Executive Committee, Audit Committee, and Investment Committee receive $25 per meeting for serving on these Committees. Directors receive no additional fees as directors of the service corporation.

  Directors' Consultation and Retirement Plan. The purpose of the Plan is to provide retirement benefits to Directors of Macon Building and Loan Association (the "Association") who have provided expertise in enabling the Association to experience successful growth and development, so as to ensure that the Association will have their continued services to assist the Association in the conduct of its affairs.

  Within thirty (30) days of a Participant's Termination Date, a Participant who has agreed to provide Consulting Services shall be designated a Consulting Director, and such Consulting Director shall be paid the portion of an annual Retirement Benefit based on years of service, in equal monthly installments for the number of months equal to the lesser of (1) the number months such Participant has agreed to provide Consulting Services as a Consulting Director, or (2) five (5) years. At the expiration of the period for which the Participant is entitled to benefits under this paragraph, his or her status as a Consulting Director shall cease.


  Other. Directors who are not also employees of the Company or the Association also participate in the Director's Option Plan and the DRP.



                                      6
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Executive Compensation

  Summary Compensation Table. The following table shows, for the fiscal years ending June 30, 1996, 1995, and 1994, the cash compensation paid by the Association, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer of the Company and the Association. No other executive officer of the Company or the Association received salary and bonus in excess of $100,000 in fiscal 1996.

                       Annual Compensation            Long Term Compensation
                                                               Awards

Name and                                       Other Annual    All Other
Principal Position  Year  Salary($)  Bonus($)  Compensation($) Compensation($)
                           (1)                     (2)             (3)
- ------------------  ----  --------   -------   -------------   ------------
John T. Neer        1996  $127,200   $  ---             ---        $30,000
 President, Chief   1995  $122,200   $  ---             ---        $30,000
 Executive Officer, 1994  $117,000   $  ---             ---        $24,000
 and Director

(1) Includes fees as director of the Association.
(2) Does not include perquisites for the fiscal years ended June 30, 1996, 1995 and 1994 which did not exceed the lesser of $50,000 or 10% of salary and bonus.
(3) Includes 3,000 and 3,000 shares of common stock allocated under the ESOP during the fiscal year ended June 30, 1996 and 1995 respectively. As of June 30, 1996 and 1995, the value of such shares was $70,500 and $43,500 respectively.

    Employment Agreement. The Association and the Company have entered into an employment agreement with Mr. John T. Neer. The employment agreement provides for a three-year term. Commencing on the first anniversary date and continuing each anniversary date thereafter, the agreement may be extended for an additional year so that the remaining term shall be three years if the Board of Directors, after conducting performance evaluations, votes to extend the agreement. The agreement provides that the base salary for Mr. Neer is $120,000. In addition to the base salary, the agreement provides for, among other things, disability pay, participation in stock benefit plans, and other fringe benefits. The agreement provides for termination by the Association for cause at any time. In the event the Association chooses to terminate Mr. Neer's employment for reasons other than for cause or in the event of Mr. Neer's resignation upon (i) the failure to re-elect or nominate Mr. Neer to his current offices or board membership, (ii) a material change in the executive's functions, duties, or responsibilities, or relocation of his principal place of employment, (iii) a liquidation, dissolution, consolidation, reorganization, or merger in which the Association is not the resulting entity, or (iv) a breach of the agreement by the Association if termination, voluntary or involuntary, occurs following a hostile change in control of the Association, Mr. Neer or, in the event of death, his beneficiary, would be entitled to a severance payment equal to three times his average annual compensation over the past three years of employment with the Association. The Association would also continue the executive's life, health, accident, and disability coverage for the remaining unexpired term of the agreement. A hostile change in control is defined to mean a change in control of which the Board of Directors of the Association has not approved or recommended to shareholders. A change in control is generally defined to mean the acquisition by a person or group of persons having beneficial ownership of 20% or more of the Association's or Company's Common Stock during the term of the agreement or a tender offer for 20% of the Common Stock or exchange offer, merger, or other form of business combination, sale of assets, or an election of directors which result in a change of a majority of the Board of Directors.

    Payments under the employment agreement in the event of a change in control may constitute an excess parachute payment under Section 280G of the Code resulting in the imposition of an excise tax on the recipient and denial of a deduction to the Association for all amounts in excess of the executive's average annual compensation for the five tax years preceding the change in control. The agreement provides that benefits payable to the executive under a change in control will be reduced to an amount that would not constitute an excess parachute payment (as that term is defined in Section 280G of the Code) if the reduced amount is greater than the non-reduced amount less payments of any excise tax.
                                        7
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    Stock Option Plan.  The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding stock options held by John T. Neer as of June 30, 1996 under the Company's Incentive Stock Option Plan. Also reported are the value for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock. No options were granted to or exercised by Mr. Neer in 1996.

            Aggregated Option/SAR Exercises in Last Fiscal Year
                  and Fiscal Year End Options/SAR Values

                                     Number of           Value of Unexercised
                                     Unexercised         In-the-money
          Shares Acquired  Value     Options/SARs at     Options/SARs at
Name      on Exercise(#)   Realized  Fiscal Year End(#)  Fiscal Year End($)(1)
                                     Exercisable/        Exercisable/
                                     Unexercisable       Unexercisable
- ----      -----------      --------  -------------       -------------
John T. Neer     ---           ---   40,000/20,375      $540,000/$275,062


(1) The exercise price of the option is $10.00. As of June 30, 1996, the closing price of the Common Stock, as reported on the Nasdaq National Market, was $23.50.



             CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  The Association had no "interlocking" relationships existing on or after July 1, 1994 in which (i) any executive officer is a member of the Association's Board of Directors, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Association's Board of Directors. The Association, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Association's other customers, and do not involve more than the normal risk of collectibility, nor present other unfavorable features. All loans by the Association to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Association. The Association's affiliates must qualify for loans on terms and conditions comparable to those for similar transactions with non-affiliates.
Furthermore, loans to an affiliate must be approved in advance by a disinterested majority of the Board of Directors or be within other guidelines established as a result of OTS regulations.






                                       8

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                 PROPOSAL 2.  RATIFICATION OF APPOINTMENT
                          OF INDEPENDENT AUDITORS

  The Company's independent auditors for the fiscal year ended June 30, 1996 were Lockridge, Constant and Conrad. The Company's Board of Directors has reappointed Lockridge, Constant and Conrad to continue as independent auditors for the Association and the Company for the year ending June 30, 1997, subject to ratification of such appointment by the stockholders.

  Representatives of Lockridge, Constant and Conrad will be present at the Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Meeting.

  Unless marked to the contrary, the shares represented by the enclosed Proxy, if executed and returned, will be voted for ratification of the appointment of Lockridge, Constant and Conrad as the independent auditors of the Association and the Company.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF LOCKRIDGE, CONSTANT AND CONRAD AS THE INDEPENDENT AUDITORS OF THE ASSOCIATION AND THE COMPANY.


                           STOCKHOLDER PROPOSALS

  To be considered for inclusion in the proxy statement and proxy relating to the Annual Meeting of Stockholders to be held in 1997, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the first page of this Proxy Statement, not later than June 2, 1997. Any such proposal will be subject to the proxy solicitation rules of the Exchange Act and the procedures contained in the Company's bylaws.


                             OTHER MATTERS

  The Board of Directors knows of no business which will be presented for consideration at the Meeting other than as stated in the accompanying Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgement.

  Whether or not you intend to be present at the Meeting, you are urged to return your proxy promptly. If you are present at the Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Meeting.

  A copy of the Form 10-KSB (without exhibits) for the year ended June 30, 1996, as filed with the Securities and Exchange Commission, will be furnished without charge to stockholders of record upon written request to MBLA Financial Corporation, Mr. John T. Neer, President, 101 Vine Street, Macon, Missouri 63552.

                             By Order of the Board of Directors

                             /s/ CLYDE D. SMITH
                             ------------------
                             Clyde D. Smith
                             Secretary

Macon, Missouri
September 30, 1996

    YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


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- ------------------------------------------------------------------------------
                      MBLA FINANCIAL CORPORATION
101 VINE STREET         MACON, MISSOURI   63552         (816) 385-2122
- ------------------------------------------------------------------------------

The Board of Directors recommends a vote "FOR" all of the propositions listed below.

The undersigned hereby appoints the Board of Directors of MBLA Financial Corporation ("Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Meeting"), at Macon Building & Loan Assn., 101 Vine Street, Macon, Missouri, on October 29, 1996, at 4:30 p.m. and at any and all adjournments thereof, as follows:

                                               VOTE FOR     VOTE WITHHELD
1.  The election as a director of
    all nominees listed below each               [  ]            [  ]
    for 3 year terms
    (except as marked below to the contrary).

    LESTER HUTTON
    TRUMAN GEHRINGER
    JOHN T. NEER

INSTRUCTIONS: To withhold your vote for any individual nominee, insert that nominee's name on the line provided to the right. _______________


                                                   FOR     AGAINST     ABSTAIN
2.  The ratification of the appointment of
    Lockridge, Constant and Conrad as auditors
    of the Company for the 1997 fiscal year.       [  ]      [  ]       [  ]


3. In their discretion, such attorneys and proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournments thereof.






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             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned may also revoke this proxy by filing a subsequently dated proxy or by notifying the Secretary of the Company of his or her decision to terminate this proxy.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of the Meeting, a Proxy Statement dated October 29, 1996 and an Annual Report to Stockholders.

Dated:___________________________________________________ , 1996.



[  ] Please check here if you plan to attend the Meeting.



__________________________                __________________________
 SIGNATURE OF STOCKHOLDER                  SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this Proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. IF SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.

*** PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. ***

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT
THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.


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